                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 14, 2004
                                (Date of report)

                                   LASON, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    000-21407              38-3214743
-------------------------------  ------------------------  --------------------
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
         incorporation)                                     identification no.)




                             1305 Stephenson Highway
                              Troy, Michigan 48043
                    (Address of principal executive offices)

                                 (248) 837-7100
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     May 14, 2004 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 14, 2004, registrant announced its results of operations for the first quarter ended March 31, 2004 as set forth in the press release included as
Exhibit 99.1 hereto, which is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 14, 2004              LASON, INC.
                                  (REGISTRANT)


                                  By:  /s/  Ronald D. Risher
                                      -----------------------------------------
                                            Ronald D. Risher, President and CEO

                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       May 14, 2004 Press Release